UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 23, 2009
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification Number)

1436 Lancaster Avenue
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Closing of Notes Offering
     On December 23, 2009, National Money Mart Company (“NMM”), an indirect wholly owned subsidiary of Dollar Financial Corp. (the “Company”), announced the settlement of the offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), of $600 million aggregate principal amount of its 10 3/8% Senior Notes due 2016 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of December 23, 2009 (the “Indenture”), among NMM, as issuer, the Company and certain of its direct and indirect wholly owned U.S. and Canadian subsidiaries, as guarantors (the “Guarantors”), and U.S. Bank National Association, as trustee.
     The Notes bear interest at the rate of 10.375% per year. NMM will pay interest on the Notes on June 15 and December 15 of each year, commencing on June 15, 2010.
     The Notes will mature on December 15, 2016. The maturity date of the Notes will be automatically shortened to November 30, 2012, unless, prior to October 30, 2012, the aggregate principal amount of the Company’s outstanding 2.875% senior convertible notes due 2027 has been reduced to an amount less than or equal to $50.0 million by means of (i) the repurchase or redemption thereof , (ii) defeasance thereof or (iii) the exchange or conversion thereof into unsecured notes of the Company or any of its direct or indirect subsidiaries having no mandatory repayment prior to April 1, 2015, or into common stock of the Company. After the completion of the note exchange discussed below, $80 million of the Company’s 2.875% senior convertible notes due 2027 will remain outstanding.
     Upon the occurrence of certain change of control transactions, NMM will be required to make an offer to repurchase the Notes at 101% of the principal amount thereof, plus any accrued and unpaid interest to the repurchase date, unless certain conditions are met. After December 15, 2013, NMM will have the right to redeem the Notes, in whole at any time or in part from time to time, (i) at a redemption price of 105.188% of the principal amount thereof if the redemption occurs prior to December 15, 2014, (ii) at a redemption price of 102.594% of the principal amount thereof if the redemption occurs before December 15, 2015, and (iii) at a redemption price of 100% of the principal amount thereof if the redemption occurs after December 15, 2015.
     The description of the Indenture contained in this report is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 to this report and is incorporated herein by reference.
     In connection with the issuance of the Notes, NMM, the Company and each of the guarantors of the Notes entered into a registration rights agreement with Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, NMM agreed to file with the Securities and Exchange Commission a registration statement under the Securities Act with respect to an offer to exchange the Notes for new 10 3/8% senior notes due 2016 of NMM, with terms substantially similar to the Notes, no later than 90 days after the issuance of the Notes. The description of the Registration Rights Agreement contained in this report is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this report and is incorporated herein by reference.
Credit Agreement Amendment
     The previously reported amendment to the Company’s credit agreement dated as of October 30, 2006 among the Company, certain affiliates of the Company and the lenders party thereto (as previously amended, restated, or otherwise modified, and as may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”) became effective on December 23, 2009, concurrently with the aforementioned consummation of the settlement of the offering of the Notes by NMM.
Closing of Convertible Note Exchange Offer
     On December 21, 2009, the Company commenced the closing of an exchange offer with certain holders (the “Holders”) of its 2.875% Senior Convertible Notes due 2027 (the “Old Notes”) pursuant to the terms of its previously announced exchange agreements (the “Exchange Agreements”) with the Holders. Pursuant to the terms of the Exchange Agreements, the Holders are exchanging (the “Exchange”) an aggregate of $120,000,000 principal amount of the Old Notes held by the Holders for an equal aggregate principal amount of the Company’s new 3.00% Senior Convertible Notes due 2028 (the “New Notes”). The New Notes are being issued under an indenture (the “New Notes Indenture”) between the Company and U.S. Bank National Association, as trustee.
     Holders have the right to convert the New Notes into cash and, if applicable, shares of our common stock prior to the close of business on the trading day immediately preceding the maturity date upon the satisfaction of certain conditions described in the New Notes Indenture. The initial conversion rate of the New Notes is 34.5352 per $1,000 principal amount of New Notes (equivalent to an initial conversion price of approximately $28.956 per share).
     The New Notes accrue interest at a rate of 3.00% per annum. Interest on the New Notes is payable in cash semi-annually in arrears on
April 1 and October 1 of each year beginning on April 1, 2010. The maturity date of the New Notes is April 1, 2028.
     On or after April 5, 2015, the Company has the right to redeem for cash all or part of the New Notes for a payment in cash equal to 100% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest. Holders of the New Notes have the right to require the Company to purchase all or a portion of the New Notes on each of April 1, 2015, April 1, 2018 and April 1, 2023 for a purchase price payable in cash equal to 100% of the principal amount of the New Notes to be purchased plus any accrued and unpaid interest. If the Company is the subject of a change of control or similar transaction (defined in the Indenture as a “Fundamental Change”) before the maturity of the New Notes, the Holders will have the right, subject to certain conditions, to require the Company to repurchase for cash all or a portion of their New Notes at a repurchase price equal to 100% of the principal amount of the New Notes being repurchased, plus accrued and unpaid interest.
     The New Notes are senior, unsecured obligations of the Company and rank equal in right of payment to all of the Company’s other unsecured and unsubordinated indebtedness and are effectively subordinated to all of the Company’s existing and future secured debt and to the indebtedness and other liabilities of its subsidiaries.
     The description of the New Notes Indenture contained in this report is qualified in its entirety by reference to the complete text of the New Notes Indenture, a copy of which is filed as Exhibit 4.3 to this report and is incorporated herein by reference.
     On December 23, 2009, the Company issued a press release (the “Announcement”) announcing (i) the settlement of the offering of $600 million aggregate principal amount of the Notes, (ii) the effectiveness of the amendments to the Credit Agreement, (iii) the commencement of the closing of the Exchange, and (iv) the consummation of the DFS Acquisition (as defined below). A copy of the Announcement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Closing of MFS Acquisition
     On December 23, 2009, the Company announced that its wholly owned subsidiary, Dollar Financial Group, Inc. (“DFG”), had completed its acquisition (the “DFS Acquisition”) of all of the outstanding membership interests of Military Financial Services, LLC, a Delaware limited liability company (“MFS”) pursuant to the terms of a purchase agreement dated as of October 28, 2009, as amended by an Amendment to the Purchase Agreement dated December 23, 2009 (as amended, the “Purchase Agreement”), with (i) MFS, and (ii) Southfield Partners, LLC, a Delaware limited liability company, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson (collectively, the “Sellers”).
     MFS, through its wholly-owned subsidiary, DFS, is an established business that provides services to enlisted military personnel seeking to purchase new and used vehicles. DFS markets its services through its branded Military Installment Loan and Education Services, or “MILES” program. DFS provides services to enlisted military personnel who make applications for auto loans to purchase new and used vehicles that are funded and serviced under an exclusive agreement with a major third-party national bank based in the United States. Pursuant to the terms of the Purchase Agreement, DFG paid a purchase price of approximately $117.8 million (plus approximately $5.4 million on account of the working capital of MFS and its subsidiaries as of the closing date).
     The description of the DFS Acquisition and the Purchase Agreement contained in this report is qualified in its entirety by reference to the complete text of (i) the original Purchase Agreement dated October 28, 2009, a copy of which was previously filed as Exhibit 2.1 to the Company’s current report of Form 8-K filed on December 2, 2009 and is incorporated herein by reference, and (ii) the Amendment to the Purchase Agreement dated December 23, 2009, a copy of which is filed as Exhibit 2.2 to this report and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure in Item 1.01 above is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The New Notes issued in the Exchange will be issued to the Holders pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereof on the basis that the Exchange constitutes an exchange with existing holders of the Company’s securities and no commission or other remuneration will be paid or given directly or indirectly to any party for soliciting the Exchange.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     The audited consolidated financial statements of MFS and its subsidiaries as of and for the years ended December 31, 2007 and 2008 were previously filed as Exhibit 99.1 to the Company’s current report on Form 8-K filed on November 18, 2009 and are incorporated herein by reference. The unaudited consolidated financial statements of MFS and its subsidiaries as of and for the nine-month period ended September 30, 2009 were previously filed as Exhibit 99.2 to the Company’s current report on Form 8-K filed on November 18, 2009 and are incorporated herein by reference.
(b) Pro forma financial information.
     The unaudited pro forma condensed consolidating financial statements of the Company and its subsidiaries and MFS and its subsidiaries after giving effect to the DFS Acquisition, the offering of the Notes, the effectiveness of the amendment to the Credit Agreement, and other related events, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.
(c) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Purchase Agreement dated as of October 28, 2009 by and among Dollar Financial Corp., Military Financial Services, LLC, Southfield Partners, LLC, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson, incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on December 2, 2009.

2.2	Amendment to Purchase Agreement dated as of December 23, 2009 by and among Dollar Financial Corp., Military Financial Services, LLC, Southfield Partners, LLC, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson.

4.1	Indenture dated December 23, 2009 by and among National Money Mart Company, Dollar Financial Corp. and the guarantors party thereto and U.S. Bank National Association, as trustee, governing the terms of the 10 3/8% Senior Notes due 2016.

Exhibit Number	Description of Exhibit

4.2	Registration Rights Agreement dated December 23, 2009 by and among National Money Mart Company, Dollar Financial Corp. and the guarantors party thereto and Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the initial purchasers.

4.3	Indenture dated December 23, 2009 by and among Dollar Financial Corp. and U.S. Bank National Association, as trustee, governing the terms of the 3.00% Senior Convertible Notes due 2028.

99.1	Press Release of Dollar Financial Corp. issued December 23, 2009.

99.2	Audited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the years ended December 31, 2007 and 2008, incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on November 18, 2009.

99.3	Unaudited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the nine month periods ended September 30, 2009 and 2008, incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on November 18, 2009.

99.4	Unaudited Pro Forma Condensed Consolidating Financial Statements of Dollar Financial Corp. and its subsidiaries and of Military Financial Services, LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: December 23, 2009	By:	/s/ William M. Athas
		Name:	William M. Athas
		Title:	Senior Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Purchase Agreement dated as of October 28, 2009 by and among Dollar Financial Corp., Military Financial Services, LLC, Southfield Partners, LLC, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson, incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on December 2, 2009.

2.2	Amendment to Purchase Agreement dated as of December 23, 2009 by and among Dollar Financial Corp., Military Financial Services, LLC, Southfield Partners, LLC, Joseph S. Minor, Don Jacobs, Larry Mountford, and Robert H. Nelson.

4.1	Indenture dated December 23, 2009 by and among National Money Mart Company, Dollar Financial Corp. and the guarantors party thereto and U.S. Bank National Association, as trustee, governing the terms of the 10 3/8% Senior Notes due 2016.

4.2	Registration Rights Agreement dated December 23, 2009 by and among National Money Mart Company, Dollar Financial Corp. and the guarantors party thereto and Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the initial purchasers.

4.3	Indenture dated December 23, 2009 by and among Dollar Financial Corp. and U.S. Bank National Association, as trustee, governing the terms of the 3.00% Senior Convertible Notes due 2028.

99.1	Press Release of Dollar Financial Corp. issued December 23, 2009.

99.2	Audited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the years ended December 31, 2007 and 2008, incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on November 18, 2009.

99.3	Unaudited Consolidated Financial Statements of Military Financial Services, LLC and its subsidiaries as of and for the nine month periods ended September 30, 2009 and 2008, incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on November 18, 2009.

99.4	Unaudited Pro Forma Condensed Consolidating Financial Statements of Dollar Financial Corp. and its subsidiaries and of Military Financial Services, LLC.